                                                                   EXHIBIT 10.15


                                SECOND AMENDMENT
                                     TO THE
                              BOWATER INCORPORATED
                            1992 STOCK INCENTIVE PLAN


         WHEREAS, Bowater Incorporated, a Delaware corporation (the "Corporation"), established the Bowater Incorporated 1992 Stock Incentive Plan (the "Plan"); and

         WHEREAS, the Corporation desires to amend the Plan, to change a part of the definition of "Change in Control," thereunder;

         NOW, THEREFORE, the Plan is hereby amended, effective February 26, 1999, as follows:

Section 16(c)(4) is amended to read:

         "(4) the date on which less than 50% of the total membership of the Board consists of Continuing Directors."

         IN WITNESS WHEREOF, Bowater Incorporated has caused this Second Amendment to be executed by its duly authorized officer this 11th day of May, 1999.


                                      BOWATER INCORPORATED

                                      By: /s/ James T. Wright
                                          --------------------------------------
                                              James T. Wright

                                      Title:  Vice President - Human Resources
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